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EXHIBIT 99.9

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.	Case No. 02-1611 & 02-11612 Reporting Period: November 30, 2002

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		Yes
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ W.R. Smedberg Signature of Authorized Individual*	December 19, 2002 Date

William R. Smedberg Printed Name of Authorized Individual	Executive Vice President Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR (9/99)

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS
NOVEMBER 2002

	NOVEMBER 2002
	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
Receipts:
NWS	2,168,420	95,140	2,263,560
NIS	—	—	—
NASOP	—	995,860	995,860
Other	4,580	—	4,580

Total Receipts	2,173,000	1,091,000	3,264,000

COGS Expenditures:
Covad	—	920,499	920,499
Verizon	1,280,000	—	1,280,000
Level 3	72,642	—	72,642
WCOM	75,196	—	75,196
3rd Party Installs	12,091		12,091
Gebran	20,771	—	20,771
Sprint	58,719	—	58,719
Dominion	12,295	—	12,295
Cogent	6,000	—	6,000
AT&T	56	—	56

Total COGS Expenditures	1,537,771	920,499	2,458,269

Operating Expenditures:
Wages (ADP)	480,374	125,665	606,039
Commissions (ADP)	41,898	20,733	62,631
Fringe Benefits	65,041	17,015	82,056
Payroll Taxes (ADP)	29,818	7,800	37,618
Telecom	775	—	775
Travel	7,185	—	7,185
Agent Commissions	11,147	—	11,147
Postage, Delivery & Printing	8,241	4,078	12,319
Aliant	45,672	22,601	68,274
Collections	894	442	1,336
Temporary & Casual Labor	13,891	—	13,891
Telecom — Voice/Data	32,557	—	32,557
Rent — Office Base	51,522	13,478	65,000
Rent — Office Other	3,486	—	3,486
Rent — Equipment Rents & Leases	11,684	—	11,684
Repairs & Maintenance	41,156	—	41,156
Supplies & Expensed Equipment	2,000	—	2,000
Bank Charges	4,183	1,411	5,594
Customer Refunds	27,935	—	27,935
Debtors Financial Advisor	13,379	6,621	20,000
Sales & Use Taxes	51,265	25,369	76,633
USF	53,517	26,483	80,000
Adequate Protection Payment	79,800	—	79,800
Various Capex	7,135	—	7,135

TOTAL EXPENDITURES	2,622,327	1,192,196	3,814,523

NET CASH	(449,327)	(101,196)	(550,523)

*
The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION)
NOVEMBER 2002

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	NAS	NASOP
TOTAL DISBURSEMENTS	$2,622,327	$1,192,196
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OURSIDE SOURCES (i.e. from escrow account)	$—	$—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$2,622,327	$1,192,196

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CASH BALANCES
NOVEMBER 30, 2002

	Bank Balance 11/30/02	Book Balance 11/30/02
Bank of America
NASOP, Inc (004124657733)	2,292,346	2,292,346
Network Access Solutions (004124657937)	1,183,241	747,613
Network Access Solutions — Benefits (004125389932)	15,618	—
NAS Adequate Protection Escrow Account (004127086602)	130,200	130,200
First Union
Concentration (002000008313250)	379,155	379,155
Cash Collateral (002000013845661)	331,607	331,607

ENDING BANK BALANCE	4,332,167	3,880,922

Checks Outstanding (004124657937)		(371,588)
Checks Outstanding (004125389932)		(15,618)
Other Misc. transaction differences		(64,040)

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
OUTSTANDING CHECK LIST
NOVEMBER 30, 2002

Check Number	Date Issued	Payee	Amount
35440	12-Jun-02	BANTECH OF OLD BRID	52.80
35445	12-Jun-02	BSC GROUP	60.93
35507	12-Jun-02	NM COMPUTING INC	80.82
35593	27-Jun-02	AT&T WIRELESS SERVI	364.86
35734	15-Jul-02	NM COMPUTING INC	80.82
35756	15-Jul-02	TRYONLINE COMMUNICA	32.04
35935	19-Aug-02	NETWORK COMMUNICATI	40.50
35938	19-Aug-02	NEW ENGLAND TECHNIC	32.04
35939	19-Aug-02	NM COMPUTING INC	80.82
35943	19-Aug-02	PRECISE TECHNOLOGY	286.50
35947	19-Aug-02	ROSE TELECOM	44.28
35959	19-Aug-02	WANLYNX	37.80
36050	29-Aug-02	VERIZON WIRELESS	478.11
36107	5-Sep-02	INFO TECH SOLUTIONS	51.86
36133	5-Sep-02	NM COMPUTING INC	80.82
36137	5-Sep-02	PRECISE TECHNOLOGY	286.50
36313	2-Oct-02	NM COMPUTING INC	80.82
36321	2-Oct-02	ROSE TELECOM	44.28
36376	18-Oct-02	GAILLARD, GLEN	149.30
36391	21-Oct-02	CHICAGO DEPARTMENT	321.00
36417	28-Oct-02	DOMINION TELECOM IN	12,295.06
36462	30-Oct-02	VERIZON COMMUNICATI	159.00
36492	4-Nov-02	COMTEL GROUP	184.77
36530	4-Nov-02	NM COMPUTING INC	80.82
36543	4-Nov-02	TELESIS MANAGEMENT	39.24
36550	4-Nov-02	WANLYNX	37.80
36579	7-Nov-02	FAR EAST TRADE SERV	344.00
36590	7-Nov-02	SACCHETTA & BALDINO	170.01
36593	7-Nov-02	SOMERSET MEDICAL CE	169.00
36594	7-Nov-02	SOUTHWEST RESEARCH	1,709.25
36598	7-Nov-02	THE WASHINGTON POST	301.49
36606	13-Nov-02	FAMILY SUPPORT PAYM	312.50
36610	14-Nov-02	DISTRICT CLERK	260.97
36612	14-Nov-02	FANNING, REBECCA	75.78
36613	14-Nov-02	FERRANTO, JOHN	110.72
36630	20-Nov-02	AIRCLIC INC	25.77
36632	20-Nov-02	CARDOLITE CORPORATI	221.06
36633	20-Nov-02	CHICAGO DEPARTMENT	349.00
36635	20-Nov-02	ENCORE INTERNATIONA	208.82
36637	20-Nov-02	HN INDUSTRIES	569.44
36645	20-Nov-02	NIRO INC	25.00
36648	20-Nov-02	PARK PLACE	85.79
36651	20-Nov-02	SALVATION ARMY 882	195.33
36652	20-Nov-02	SPHINX SOFTWARE	118.69
36653	20-Nov-02	UNITED PARCEL SERVI	677.43
36683	25-Nov-02	APPIC	118.57
36684	25-Nov-02	AT&T	14.48
36685	25-Nov-02	AT&T	33.98
36686	25-Nov-02	AT&T	7.99
36687	25-Nov-02	AT&T	6,779.04
36688	25-Nov-02	BEYOND THE NETWORK	12,070.00
36689	25-Nov-02	BLUE RIDGE CAPITAL	238.50
36690	25-Nov-02	BLUE RIDGE NETWORKS	4,886.65
36691	25-Nov-02	BONANNO ENTERPRISES	1,280.00

36692	25-Nov-02	DANTOM SYSTEMS	1,261.27
36693	25-Nov-02	DOMINION TELECOM IN	12,295.06
36694	25-Nov-02	EARTHLINK INC	921.90
36695	25-Nov-02	EXPERIAN	75.00
36696	25-Nov-02	FAST FLEET SYSTEMS	100.00
36697	25-Nov-02	FEDEX	15.86
36698	25-Nov-02	FRIENDLY COMPUTER S	59.85
36699	25-Nov-02	GEBRAN.COM	20,771.00
36700	25-Nov-02	GLOBAL IMAGING SYST	2,817.32
36701	25-Nov-02	HSB RELIABILITY TEC	1,676.38
36702	25-Nov-02	IRON MOUNTAIN OFF-S	421.00
36703	25-Nov-02	LAROSA, ERMINIO	118.45
36704	25-Nov-02	MANZARI, JOSEPH	393.50
36705	25-Nov-02	MASSACHUSETTS MUTUA	627.67
36706	25-Nov-02	MORRIS, JAMES	14.80
36707	25-Nov-02	MOSELY HARRIS & MCC	400.00
36708	25-Nov-02	ORACLE CORPORATION	10,974.47
36709	25-Nov-02	OSG BILLING SERVICE	248.50
36710	25-Nov-02	QC2 LLC	4,800.00
36711	25-Nov-02	SMART TAG SERVICE C	200.00
36712	25-Nov-02	SOUTHWESTERN BELL I	10,498.55
36713	25-Nov-02	SPRINT	2,000.00
36714	25-Nov-02	SPRINT	54,533.23
36715	25-Nov-02	SPRINT	2,185.74
36716	25-Nov-02	UNIVERSAL ACCESS IN	5,289.00
36717	25-Nov-02	UNUM LIFE INSURANCE	293.86
36718	25-Nov-02	VERIZON WIRELESS	1,830.57
36719	25-Nov-02	WORLDWIDE EXPRESS	102.17
36720	25-Nov-02	WRIGHT EXPRESS UNIV	2,910.54
36721	25-Nov-02	WVT COMMUNICATIONS	409.57
36722	25-Nov-02	XWAVE	68,273.60
36723	26-Nov-02	GUERNSEY OFFICE PRO	1,000.00
36724	26-Nov-02	DISTRICT CLERK	260.97
36725	26-Nov-02	FAMILY SUPPORT PAYM	375.00
36726	26-Nov-02	FLORIDA STATE DISBU	255.50
36727	26-Nov-02	GERALD M. O'DONNELL	180.00
36728	26-Nov-02	NASSAU COUNTY SCU	250.00
36731	27-Nov-02	AAA DISPOSAL SERVIC	680.02
36732	27-Nov-02	AT&T WIRELESS SERVI	310.69
36733	27-Nov-02	BOULIS, ROBERT	145.04
36734	27-Nov-02	ERVIN LEASING COMPA	766.98
36735	27-Nov-02	HAMMOND, GWEN	25.00
36736	27-Nov-02	PATRICK, DAVID	117.83
36737	27-Nov-02	PETERSEN, BRIAN R	45.48
36738	27-Nov-02	SAMS, MELONIE	13.10
36739	27-Nov-02	UNIVERSAL SERVICE A	80,000.00
36740	27-Nov-02	COGENT COMMUNICATIO	6,000.00
36741	27-Nov-02	MARCONI COMMUNICATI	27,800.22

TOTAL CHECKS OUTSTANDING (004124657937)			371,587.54

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CHECK REGISTER / CASH DISBURSEMENT JOURNAL
FOR THE MONTH OF NOVEMBER 2002

Check Number	Date Issued	Payee	Amount
Wire	4-Nov-02	Covad	455,000.00
Wire	4-Nov-02	GE Capital	79,800.00
Wire	4-Nov-02	Level 3	72,642.00
Wire	4-Nov-02	MCI WorldCom	37,598.00
Wire	4-Nov-02	Verizon	640,000.00
36477	4-Nov-02	4 YOURTELECOMMUNICA	852.08
36478	4-Nov-02	AAA NETWORKS	32.76
36479	4-Nov-02	AB&T	137.07
36480	4-Nov-02	AD BER GROUP	1,449.00
36481	4-Nov-02	ADVANCED COMMUNICAT	36.00
36482	4-Nov-02	ADVANCED COMPUTER T	32.40
36483	4-Nov-02	ADVANCED RESEARCH A	46.71
36484	4-Nov-02	ALPHA COMMUNICATION	244.49
36485	4-Nov-02	ALTERNATIVE COMMUNI	84.24
36486	4-Nov-02	ASSURED DATA SERVIC	32.04
36487	4-Nov-02	BELTECH COMMUNICATI	96.21
36488	4-Nov-02	BETTER BYTE COMPUTE	177.21
36489	4-Nov-02	BUSINESS OFFICE COM	39.24
36490	4-Nov-02	CBS WHITCOM	65.34
36491	4-Nov-02	COMPLETE NETWORK SO	36.45
36492	4-Nov-02	COMTEL GROUP	184.77
36493	4-Nov-02	CONNECTIVITY SERVIC	150.39
36494	4-Nov-02	CONSULT CITY INTERN	244.17
36495	4-Nov-02	COST MANAGEMENT ASS	78.66
36496	4-Nov-02	CPI NEW ENGLAND	49.86
36497	4-Nov-02	CROSSROAD STRATEGIE	51.30
36498	4-Nov-02	DANNY WHITE	51.98
36499	4-Nov-02	DECISIVE BUSINESS S	465.84
36500	4-Nov-02	DELTA TELEPHONE	79.02
36501	4-Nov-02	DENNIS J NOLTE	67.74
36502	4-Nov-02	DIGITALEYE DESIGNS	40.50
36504	4-Nov-02	ERIC WHISENHUNT	45.89
36505	4-Nov-02	GAYLON COMMUNICATIO	174.96
36506	4-Nov-02	GROUND ZERO CONSULT	32.40
36508	4-Nov-02	HOME OFFICE SOLUTIO	31.86
36510	4-Nov-02	INFO TECH SOLUTIONS	51.86
36511	4-Nov-02	INTELENET COMMUNICA	40.23
36512	4-Nov-02	INTELLICOMP TECHNOL	97.11
36513	4-Nov-02	ISIS NETWORKS	39.84
36514	4-Nov-02	ITC	304.38
36515	4-Nov-02	JEM CONSULTING	62.37
36516	4-Nov-02	JIVAS TECHNOLOGIES	33.93
36517	4-Nov-02	JOBECCA SYSTEMS	38.70
36518	4-Nov-02	JP COMMUNICATIONS G	136.29
36519	4-Nov-02	KINOCOM, INC	34.20
36520	4-Nov-02	LANDING TECHNOLOGY	190.35
36521	4-Nov-02	LIVE WIRE COMMUNICA	31.50
36522	4-Nov-02	MAC AND PC PROS	39.24
36523	4-Nov-02	MARYLAND TELEPHONE	352.80
36524	4-Nov-02	MASTER TECH PHONE C	41.85
36525	4-Nov-02	METAPHOR INC	320.04
36526	4-Nov-02	MIT GROUP	467.01
36527	4-Nov-02	MS NETWORK SOLUTION	128.25
36528	4-Nov-02	NETEX INC	281.97
36529	4-Nov-02	NETWORK INC	139.77
36530	4-Nov-02	NM COMPUTING INC	80.82

36532	4-Nov-02	OLMEC SYSTEMS INC	35.64
36533	4-Nov-02	POTOMAC UNITED NETW	69.93
36534	4-Nov-02	PREMIER TELECOMMUNI	140.04
36535	4-Nov-02	RAVEN TECHNOLOGIES	162.81
36536	4-Nov-02	ROSE TELECOM	44.28
36537	4-Nov-02	ROUTERDOG	49.41
36538	4-Nov-02	SMALLBIZMANAGER.COM	96.84
36539	4-Nov-02	SNORING DOG PRODUCT	45.63
36540	4-Nov-02	SOLVE RIME TECH	239.04
36542	4-Nov-02	TECHNOLOGY SYSTEMS	814.59
36543	4-Nov-02	TELESIS MANAGEMENT	39.24
36544	4-Nov-02	TELESOLUTIONS	78.12
36545	4-Nov-02	TELESOURCE	262.98
36546	4-Nov-02	TORNADO COMPUTER SY	84.87
36547	4-Nov-02	TRI NET SYSTEMS INC	44.82
36548	4-Nov-02	UNICOM	203.67
36549	4-Nov-02	V-LINK	345.00
36550	4-Nov-02	WANLYNX	37.80
36551	4-Nov-02	WARP NETWORKS, INC	40.77
36552	4-Nov-02	WEBER SYSTEMS	134.37
36553	4-Nov-02	ASON, INC	62.94
36554	4-Nov-02	EXTEL COMMUNICATION	43.20
36555	4-Nov-02	NSI	48.15
36503	4-Nov-02	DULLES TECH 3	68,486.29
Wire	4-Nov-02	SSG	20,000.00
36507	4-Nov-02	GUERNSEY OFFICE PRO	1,000.00
36509	4-Nov-02	ILLINOIS DEPARTMENT	768.96
36541	4-Nov-02	STATE OF DELAWARE	4,910.47
36556	4-Nov-02	STATE OF DELAWARE	43,310.00
36557	7-Nov-02	ALBERT E. SAMMARTIN	143.10
36558	7-Nov-02	AMDAHL	377.46
36559	7-Nov-02	BLUE HILL LINCOLN M	44.10
36560	7-Nov-02	BROADWAY SERVICES I	295.80
36561	7-Nov-02	BUDGET DAEWOO	89.40
36562	7-Nov-02	BURNS ASSOCIATES IN	101.15
36563	7-Nov-02	CAPITAL ADVANTAGE	129.50
36564	7-Nov-02	CENTURY LIGHTING	233.43
36565	7-Nov-02	CHAMPION ELECTRONIC	1,534.75
36566	7-Nov-02	COMMUNITY CHURCH	242.92
36567	7-Nov-02	CONCORD HILL SCHOOL	21.16
36568	7-Nov-02	CONVERA TECHNOLOGIE	5,224.56
36569	7-Nov-02	CURTIN NOLAN GALLAG	1,001.61
36570	7-Nov-02	DATAFONE COMMUNICAT	170.22
36571	7-Nov-02	DIMENSION MOLDING	149.00
36572	7-Nov-02	DWJ TELEVISION	475.50
36573	7-Nov-02	DYNEX CAPITAL	58.00
36574	7-Nov-02	EAGLEFUNDING	159.31
36575	7-Nov-02	ECI	518.07
36576	7-Nov-02	EFFICIENT CAPITAL M	181.34
36577	7-Nov-02	ELLICOTT CITY MANAG	79.47
36578	7-Nov-02	ENHANCED TELECOMM	84.68
36579	7-Nov-02	FAR EAST TRADE SERV	344.00
36580	7-Nov-02	GRACE BRETHREN CHRI	28.00
36581	7-Nov-02	GT SALES INC	170.01
36582	7-Nov-02	ILX SYSTEMS	942.05
36583	7-Nov-02	IMMIX GROUP	11.74
36584	7-Nov-02	JD MANRY AND ASSOC	148.94
36585	7-Nov-02	MARYLAND CATHOLIC C	275.01
36586	7-Nov-02	MASS MEP	209.92
36587	7-Nov-02	NC LEAGUE OF MUNICI	239.00

36588	7-Nov-02	NEXT GENERATION RAD	137.60
36589	7-Nov-02	RBA GROUP	223.12
36590	7-Nov-02	SACCHETTA & BALDINO	170.01
36591	7-Nov-02	SAGE TECHNOLOGIES	1,897.56
36592	7-Nov-02	SHENG-TE YANG	105.85
36593	7-Nov-02	SOMERSET MEDICAL CE	169.00
36594	7-Nov-02	SOUTHWEST RESEARCH	1,709.25
36595	7-Nov-02	SQUIRES INSURANCE S	95.47
36596	7-Nov-02	STEP NINE SOFTWARE	135.06
36597	7-Nov-02	STEPHEN GOTHARD	53.00
36598	7-Nov-02	THE WASHINGTON POST	301.49
36599	7-Nov-02	TOTAL MARKETING	76.34
36600	7-Nov-02	UNISOURCE	312.60
36601	7-Nov-02	USI INSURANCE	183.46
36602	7-Nov-02	WASHINGTON LASER EY	79.33
36603	7-Nov-02	WHITING-TURNER CONT	167.10
36604	7-Nov-02	NORDEN ANDBRO INC.	106.13
36605	7-Nov-02	DELAWARE SECRETARY	95.00
Wire	11-Nov-02	Medical Benefits Account	40,741.26
36606	13-Nov-02	FAMILY SUPPORT PAYM	312.50
36607	14-Nov-02	ARCHIBALD, WAYNE	145.00
36608	14-Nov-02	AUST, JONATHAN	522.28
36609	14-Nov-02	AUST, STEVE	412.81
36612	14-Nov-02	FANNING, REBECCA	75.78
36613	14-Nov-02	FERRANTO, JOHN	110.72
36616	14-Nov-02	HAMMOND, GWEN	108.98
36617	14-Nov-02	IEROPOLI, MARCIE	252.50
36618	14-Nov-02	LAROSA, ERMINIO	149.95
36619	14-Nov-02	MANZARI, JOSEPH	119.70
36620	14-Nov-02	MCALISTER, JOHN	426.30
36623	14-Nov-02	SMITH, ROBYN	121.45
36610	14-Nov-02	DISTRICT CLERK	260.97
36611	14-Nov-02	FAMILY SUPPORT PAYM	375.00
36614	14-Nov-02	FLORIDA STATE DISBU	255.50
36615	14-Nov-02	GERALD M. O'DONNELL	180.00
36622	14-Nov-02	NASSAU COUNTY SCU	250.00
36621	14-Nov-02	METROCALL	774.93
Wire	15-Nov-02	Covad	455,000.00
Wire	15-Nov-02	MCI WorldCom	37,598.00
Wire	15-Nov-02	Verizon	640,000.00
Wire	15-Nov-02	Mass Mutual	19,977.32
Wire	15-Nov-02	ADP INC	18,699.19
Wire	15-Nov-02	ADP INC	307,317.83
36625	19-Nov-02	HENLEY, JAMES	449.38
36628	19-Nov-02	GREGORY SIMPKINS	306.86
36631	20-Nov-02	BAILIWICK	7,291.29
36647	20-Nov-02	PARCELS INC	4,749.20
36653	20-Nov-02	UNITED PARCEL SERVI	677.43
36654	20-Nov-02	WORLDWIDE EXPRESS	278.02
Wire	20-Nov-02	OSG BILLING SERVICE	6,247.82
36630	20-Nov-02	AIRCLIC INC	25.77
36632	20-Nov-02	CARDOLITE CORPORATI	221.06
36634	20-Nov-02	COMPOSITE MODULES I	135.45
36635	20-Nov-02	ENCORE INTERNATIONA	208.82
36636	20-Nov-02	HAMPTON ROADS MARIT	402.85
36637	20-Nov-02	HN INDUSTRIES	569.44
36639	20-Nov-02	M HAYES & ASSOCIATE	1,655.39
36641	20-Nov-02	MARTS & LUNDY/CPNT	650.13
36643	20-Nov-02	METACARTA	1,286.90
36645	20-Nov-02	NIRO INC	25.00

36648	20-Nov-02	PARK PLACE	85.79
36650	20-Nov-02	QUEENSMITH COMMUNIC	315.57
36651	20-Nov-02	SALVATION ARMY 882	195.33
36652	20-Nov-02	SPHINX SOFTWARE	118.69
36633	20-Nov-02	CHICAGO DEPARTMENT	349.00
36638	20-Nov-02	ILLINOIS DEPARTMENT	941.03
36642	20-Nov-02	MASS DEPT OF REVENU	3,307.29
36644	20-Nov-02	NEW JERSEY DEPARTME	13,289.28
36646	20-Nov-02	PA DEPT OF REVENUE	9,662.45
36629	20-Nov-02	ADP INC	714.72
36640	20-Nov-02	MADHU KAPOOR	1,625.00
36649	20-Nov-02	PORTE ADVERTISING	11,550.90
36682	22-Nov-02	KEY EQUIPMENT FINAN	8,000.00
36710	25-Nov-02	QC2 LLC	4,800.00
36722	25-Nov-02	XWAVE	68,273.60
Wire	25-Nov-02	Continental Resources	7,135.00
36684	25-Nov-02	AT&T	14.48
36685	25-Nov-02	AT&T	33.98
36686	25-Nov-02	AT&T	7.99
36693	25-Nov-02	DOMINION TELECOM IN	12,295.06
36699	25-Nov-02	GEBRAN.COM	20,771.00
36713	25-Nov-02	SPRINT	2,000.00
36714	25-Nov-02	SPRINT	54,533.23
36715	25-Nov-02	SPRINT	2,185.74
36712	25-Nov-02	SOUTHWESTERN BELL I	10,498.55
36692	25-Nov-02	DANTOM SYSTEMS	1,261.27
36695	25-Nov-02	EXPERIAN	75.00
36703	25-Nov-02	LAROSA, ERMINIO	118.45
36704	25-Nov-02	MANZARI, JOSEPH	393.50
36706	25-Nov-02	MORRIS, JAMES	14.80
36705	25-Nov-02	MASSACHUSETTS MUTUA	627.67
36717	25-Nov-02	UNUM LIFE INSURANCE	293.86
36709	25-Nov-02	OSG BILLING SERVICE	248.50
36697	25-Nov-02	FEDEX	15.86
36719	25-Nov-02	WORLDWIDE EXPRESS	102.17
36683	25-Nov-02	APPIC	118.57
36689	25-Nov-02	BLUE RIDGE CAPITAL	238.50
36701	25-Nov-02	HSB RELIABILITY TEC	1,676.38
36707	25-Nov-02	MOSELY HARRIS & MCC	400.00
36696	25-Nov-02	FAST FLEET SYSTEMS	100.00
36700	25-Nov-02	GLOBAL IMAGING SYST	2,817.32
36691	25-Nov-02	BONANNO ENTERPRISES	1,280.00
36702	25-Nov-02	IRON MOUNTAIN OFF-S	421.00
36708	25-Nov-02	ORACLE CORPORATION	10,974.47
36687	25-Nov-02	AT&T	6,779.04
36688	25-Nov-02	BEYOND THE NETWORK	12,070.00
36690	25-Nov-02	BLUE RIDGE NETWORKS	4,886.65
36694	25-Nov-02	EARTHLINK INC	921.90
36698	25-Nov-02	FRIENDLY COMPUTER S	59.85
36716	25-Nov-02	UNIVERSAL ACCESS IN	5,289.00
36718	25-Nov-02	VERIZON WIRELESS	1,830.57
36721	25-Nov-02	WVT COMMUNICATIONS	409.57
36711	25-Nov-02	SMART TAG SERVICE C	200.00
36720	25-Nov-02	WRIGHT EXPRESS UNIV	2,910.54
36724	26-Nov-02	DISTRICT CLERK	260.97
36725	26-Nov-02	FAMILY SUPPORT PAYM	375.00
36726	26-Nov-02	FLORIDA STATE DISBU	255.50
36727	26-Nov-02	GERALD M. O'DONNELL	180.00
36728	26-Nov-02	NASSAU COUNTY SCU	250.00
36723	26-Nov-02	GUERNSEY OFFICE PRO	1,000.00

36740	27-Nov-02	COGENT COMMUNICATIO	6,000.00
36733	27-Nov-02	BOULIS, ROBERT	145.04
36735	27-Nov-02	HAMMOND, GWEN	25.00
36736	27-Nov-02	PATRICK, DAVID	117.83
36737	27-Nov-02	PETERSEN, BRIAN R	45.48
36738	27-Nov-02	SAMS, MELONIE	13.10
Wire	27-Nov-02	Mass Mutual	20,415.82
36734	27-Nov-02	ERVIN LEASING COMPA	766.98
36731	27-Nov-02	AAA DISPOSAL SERVIC	680.02
36741	27-Nov-02	MARCONI COMMUNICATI	27,800.22
36732	27-Nov-02	AT&T WIRELESS SERVI	310.69
36739	27-Nov-02	UNIVERSAL SERVICE A	80,000.00
ACH	27-Nov-02	Bank of America	5,594.42
Wire	29-Nov-02	ADP INC	62,631.32
Wire	29-Nov-02	ADP INC	18,919.03
Wire	29-Nov-02	ADP INC	295,765.87

TOTAL CASH DISBURSEMENTS FOR NOVEMBER 2002			3,814,522.71

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
STATEMENT OF OPERATIONS
NOVEMBER 30, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
REVENUE	$2,068,432	$1,305,562	$3,373,994
COST OF GOOD SOLD	$1,608,788	$813,644	$2,422,432

GROSS PROFIT	$459,644	$491,918	$951,562

OPERATING EXPENSES
Wages	505,979	132,363	638,343
Commissions	13,910	6,883	20,793
Fringe Benefit Allocation	42,843	11,208	54,051
Payroll Taxes Allocation	29,872	7,815	37,687

Total Compensation & Benefits	$592,604	$158,269	$750,873

Telecom	6,738	—	6,738
Employee Lines	6,500	—	6,500
Travel	8,407	—	8,407

Total Employee-Based Expenses	$21,645	$—	$21,645

Marketing	6,573	—	6,573
Postage, Delivery & Printing	6,073	—	6,073
Professional — Accounting	6,773	3,352	10,125
Professional — Legal	—	—	—
Professional — Collections	—	—	—
Professions — Cust. Care	45,672	22,601	68,274
Professions — Other	(9,547)	(4,724)	(14,271)
Temporary and Casual Labor	—	—	—
Transfer Agent Fees	2,000	—	2,000
Filing fees / USF	8,592	—	8,592
Telecom — Voice/Data	32,587	—	32,587
Rent — Office Base	57,956	15,161	73,117
Rent — Office Other	2,889	756	3,645
Rent — Equipment Rents & Leases	19,045	—	19,045
Repairs & Maintenance	38,376	—	38,376
Supplies & Expensed Equipment	1,920	—	1,920

Total Cost Center Specific Expenses	$218,910	$37,146	$256,056

Bank Charges	18,267	—	18,267
Insurance-Liability	55,067	—	55,067
Franchise Taxes, Licenses & Permits	48,220	—	48,220
Payroll Processing Services	5,482	—	5,482
Taxes — Property	92,167	—	92,167

Total Overhead Expenses	$219,203	$—	$219,203

Total Selling, general and administrative	$1,052,362	$195,415	$1,247,777

EBITDA BEFORE RESTRUCTURING COSTS	$(592,718)	$296,503	$(296,215)
RESTRUCTURING COSTS
Legal	121,751	60,249	182,000
Porte Advertising	7,727	3,824	11,551

Total Restructuring Costs	$129,478	$64,073	$193,551

EBITDA AFTER RESTRUCTURING COSTS	$(722,196)	$232,430	$(489,766)
Amortization	19,826	187,116	206,942
Depreciation	1,397,543	—	1,397,543

EBIT	$(2,139,565)	$45,314	$(2,094,251)
Interest Income	636	—	636
Interest Expense	(3,366)	—	(3,366)
Taxes — Income	(17,892)	—	(17,892)

Net Income (Loss)	$(2,160,188)	$45,314	$(2,114,874)

Preferred stock dividends	431,507	—	431,507
Net Income (Loss) applicable to common stockholders	$(2,591,695)	$45,314	$(2,546,381)

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
BALANCE SHEET
NOVEMBER 30, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
ASSETS
Current assets:
Cash and cash equivalents	$1,256,536	$2,292,346	$3,548,882
Accounts receivable	5,101,643	5,439,848	10,541,491
Allowance for doubtful accounts	(2,145,029)	(2,850,915)	(4,995,944)

Total accounts receivable	2,956,614	2,588,933	5,545,547
Inventory	41,469	—	41,469
Prepaid and other current assets
Deferred promotions	—	—	—
Prepaid insurance	229,619	—	229,619
Deposits	297,873	—	297,873
Other Receivables	—	—	—
Prepaid rent	—	—	—
Prepaid advertising	—	—	—
Prepaid maintenance & support	49,405	—	49,405
Prepaid other	—	—	—

Total prepaid and other current assets	576,897	—	576,897
Property and equipment, cost	93,430,446	—	93,430,446
Property and equipment, accumulated depreciation	(73,966,080)	—	(73,966,080)

Total Property and Equipment, net	19,464,366	—	19,464,366
Restricted cash	332,040	—	332,040
Deposits and other noncurrent assets	717,614	—	717,614
Income tax receivable	—	—	—
Identifiable intangibles / Goodwill	416,348	4,490,789	4,907,137

Total assets	$25,761,885	$9,372,067	$35,133,952

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$18,161,755	$—	$18,161,755
Accrued expense
Accrued telecom	8,133,745	—	8,133,745
Accrued commissions	42,056	—	42,056
Accrued taxes	2,429,954	—	2,429,954
Accrued compensation	—	—	—
Accrued inventory staging	—	—	—
Accrued employee stock purchase plan	(5,905)	—	(5,905)
Accrued capital lease	(200)	—	(200)
Accrued other	14,499,274	—	14,499,274

Total accrued expense	25,098,924	—	25,098,924
Interco-Due to/fr NAS	(5,727,977)	5,727,977	—
Deferred compensation liability	—	—	—
Captial lease obligations	28,661,817	—	28,661,817
Other current liabilities (deferred charges)	—	—	—
Deferred revenue	668,748	728,697	1,397,445
SBC,Interconnx, Covad and Covington note payable	6,097,657	579,533	6,677,190
Ascend line of credit	2,321,088	—	2,321,088

Total other liabilities	32,021,333	7,036,207	39,057,540
Total liabilities	75,282,012	7,036,207	82,318,219
Commitments and contingencies:
Series B mandatorily redeemable preferred stock	89,354,792	—	89,354,792
Stockholders' equity:
Common stock	62,250	—	62,250
Additional paid-in-capital	185,135,419	—	185,135,419
Accumulated other comprehensive income	6,493	—	6,493
Deferred compensation on employee stock options	—	—	—
Accumulated deficit	(322,125,112)	2,335,859	(319,789,253)
Less treasury stock, at cost	(1,953,968)	—	(1,953,968)

Total stockholders' equity	(138,874,918)	2,335,859	(136,539,059)

Total liabilities, mandatorily redeemable preferred stock and stockholders' equity	$25,761,885	$9,372,067	$35,133,952

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

In re:	Network Access Solutions	Case No.	02-11611

	Debtor	Reporting Period:	Nov-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	118,600.24	118,600.24			0.00
FICA — Employee	0.00	37,557.16	37,557.16			0.00
FICA — Employer	0.00	37,557.22	37,557.22			0.00
Unemployment	0.00	50.86	50.86			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other — FUSF	557,054.61	144,104.10	80,000.00			621,158.71

Total Federal Taxes	557,054.61	337,869.58	273,765.48			621,158.71

STATE AND LOCAL
Withholding (Employee)	0.00	34,897.85	34,897.85			0.00
Sales	59,569.29	49,311.48	27,612.81			81,267.96
Franchise Tax	0.00	48,220.47	48,220.47			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	61.00	61.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	307,726.53	92,000.00	0.00			399,726.53
Other —	0.00	0.00	0.00			0.00

Total State & Local	367,295.82	224,490.80	110,792.13			480,994.49

TOTAL TAXES	924,350.43	562,360.38	384,557.61	0.00	0.00	1,102,153.20

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		39,846.44	0.00	0.00	0.00	39,846.44
Wages Payable		0.00	0.00	0.00	0.00	0.00
Taxes Payable		177,802.77	155,869.28	267,887.24	500,593.91	1,102,153.20
Rent/Leases — Building		0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment		0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments		0.00	0.00	0.00	0.00	0.00
Professional Fees		0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders		0.00	0.00	0.00	0.00	0.00
Intercompany with NASOP		0.00	0.00	0.00	0.00	0.00
Other —		0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	236,863.18	267,887.24	278,330.83	222,263.08	1,005,344.33

Explain how and when the Debtor intends to pay any past-due postpetition debts.

For Sales Tax, amounts accrued for November were paid in December, or will be paid at their applicable period-ending due date. The Personal Property Tax amount will be paid at it's applicable due date. The Accounts Payable amount is due to a timing issue, the outstanding amounts will be paid during the month of December 2002.

FORM MOR-4 (9/99)

In re:	NASOP	Case No.	02-11612

	Debtor	Reporting Period:	Nov-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	0.00	0.00			0.00
FICA — Employee	0.00	0.00	0.00			0.00
FICA — Employer	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00

Total Federal Taxes	0.00	0.00	0.00			0.00

STATE AND LOCAL
Withholding (Employee)	0.00	0.00	0.00			0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00

Total State & Local	0.00	0.00	0.00			0.00

TOTAL TAXES	0.00	0.00	0.00			0.00

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0.00	0.00	0.00	0.00	0.00	0.00
Wages Payable	0.00	0.00	0.00	0.00	0.00	0.00
Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Building	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment	0.00	0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees	0.00	0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders	0.00	0.00	0.00	0.00	0.00	0.00
Intercompany with NAS	0.00	1,100,844.00	888,244.00	0.00	0.00	1,989,088.00
Other —	0.00	0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	1,100,844.00	888,244.00	0.00	0.00	1,989,088.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

FORM MOR-4 (9/99)

NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC.

November 2002

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Network Access Solutions Corporation
		NASOP, Inc.
Accounts Receivable Reconciliation
	Amount	Amount
Total Accounts Receivable at the begininning of the reporting period	5,169,657	5,139,157
+ Amounts billed during the period	1,494,793	1,158,559
-Amounts collected during the period	(2,263,560)	(995,860)
Total Accounts Receivable at the end of the reporting period	4,400,890	5,301,856
Accounts Receivable Aging	Amount	Amount
0—30 days old	1,304,115	1,090,701
31—60 days old	543,989	122,408
61—90 days old	481,344	254,940
91+ days old	2,071,442	3,833,807
Total Accounts Receivable	4,400,890	5,301,856
Amount considered uncollectible (Bad Debt & Revenue Reserves)	(1,444,276)	(2,712,923)
Accounts Receivable (Net)	2,956,614	2,588,933

DEBTOR QUESTIONAIRE

Must be completed each month	YES	NO	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X		X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X		X

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  EXHIBIT 99.9